January 20, 2009

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Citizens Community Bancorp, Inc. we cordially invite you to attend the 2008 annual meeting of shareholders. The meeting will be held at 4:00 p.m. local time, on February 26, 2009 at the Chippewa Falls branch office of Citizens Community Federal offices located at 427 West Prairie View Road, Chippewa Falls, Wisconsin.

The matters expected to be acted upon at the meeting are described in the attached proxy statement. In addition, we will report on our progress during the past year and entertain your questions and comments.

We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope provided as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

Your Board of Directors and management are committed to the continued success of Citizens Community Bancorp, Inc. and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.

Sincerely,

/s/ James G. Cooley

James G. Cooley
President and Chief Executive Officer

CITIZENS COMMUNITY BANCORP, INC.
2174 EastRidge Center
Eau Claire, Wisconsin 54701
(715) 836-9994
__________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on February 26, 2009
__________________________

Notice is hereby given that the annual meeting of shareholders of Citizens Community Bancorp, Inc. will be held at the Chippewa Falls branch office of Citizens Community Federal located at 427 West Prairie View Road, Chippewa Falls, Wisconsin, on February 26, 2009, at 4:00 p.m. local time.

A proxy card and a proxy statement for the annual meeting are enclosed.

The annual meeting is for the purpose of considering and voting on the following proposals:

Proposal 1.	Election of two directors of Citizens Community Bancorp, Inc. for three-year terms;

Proposal 2.	Ratification of the appointment of Wipfli LLP as Citizens Community Bancorp, Inc.'s independent auditors for the fiscal year ending September 30, 2009.

Shareholders also will transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on January 9, 2009, as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James G. Cooley

James G. Cooley
President and Chief Executive Officer

Eau Claire, Wisconsin
January 20, 2009

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

IMPORTANT NOTICE: Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on February 26, 2009.

The enclosed proxy materials are also available to you on the Internet.
You are encouraged to review all of the information contained in the proxy materials before voting.

The Company’s Proxy Statement, Annual Report and other proxy materials are available at:
http://www.cfpproxy.com//6089

Citizens Community Bancorp, Inc.
2174 EastRidge Center
Eau Claire, Wisconsin 54701
(715) 836-9994

PROXY STATEMENT

_____________________________

ANNUAL MEETING OF SHAREHOLDERS
To be held on February 26, 2009
_____________________________

Citizens Community Bancorp, Inc.'s Board of Directors is using this proxy statement to solicit proxies from the holders of Citizens Community Bancorp, Inc. common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about January 20, 2009. Certain of the information provided herein relates to Citizens Community Federal, a wholly owned subsidiary of Citizens Community Bancorp, Inc. Citizens Community Federal may also be referred to from time to time as the "Bank." References to "Citizens Community Bancorp, Inc.", "we", "us" and "our" refer to Citizens Community Bancorp, Inc. and, as the context requires, Citizens Community Federal.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting.

Our annual meeting will be held as follows:

Date:	February 26, 2009
Time:	4:00 p.m., local time
Place:	Citizens Community Federal office located at 427 West Prairie View Road Chippewa Falls, Wisconsin

Matters to be Considered at the Annual Meeting.

At the meeting, shareholders of Citizens Community Bancorp, Inc. are being asked to consider and vote upon the following proposals:

Proposal 1.	Election of two directors of Citizens Community Bancorp, Inc. for three-year terms;

Proposal 2.	Ratification of the appointment of Wipfli LLP as Citizens Community Bancorp, Inc.'s independent auditors for the fiscal year ending September 30, 2009.

The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

We have fixed the close of business on January 9, 2009, as the record date for shareholders entitled to notice of and to vote at the Citizens Community Bancorp, Inc. annual meeting. Only holders of record of Citizens Community Bancorp, Inc. common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Citizens Community

Bancorp, Inc. common stock you own. On January 9, 2009, 5,894,804 shares of Citizens Community Bancorp, Inc. common stock were outstanding and entitled to vote at the annual meeting.

What if My Shares are Held in "Street Name" by a Broker?

If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes." The proposals to elect directors and ratify auditors described in this proxy statement are considered "discretionary" items under the Nasdaq Stock Market rules.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan be Voted?

We maintain an employee stock ownership plan ("ESOP") which owns 9.65% of Citizens Community Bancorp, Inc. common stock. Employees of Citizens Community Bancorp, Inc. and Citizens Community Federal participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of Citizens Community Bancorp, Inc. common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions. Shares of Citizens Community Bancorp, Inc. common stock held in the ESOP, but not allocated to any participant's account, and allocated shares for which no voting instructions are received from participants, will be voted by the trustee in the same proportion as shares for which the trustees have received voting instructions.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Citizens Community Bancorp, Inc. common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What If a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held after May 15, 2009. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal I: Election of Directors.

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Citizens Community Bancorp, Inc. common stock. Pursuant to our charter, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of management's director nominees.

Vote Required to Approve Proposal II: Ratification of the Appointment of Our Independent Auditors.

Ratification of the appointment of Wipfli LLP as our independent auditors for the fiscal year ending September 30, 2009, requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Citizens Community Bancorp, Inc. common stock. Our Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify Wipfli LLP as our independent auditors for the fiscal year ending September 30, 2009.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Citizens Community Bancorp, Inc. common stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting if you are a shareholder of record.

Voting instructions are included on your proxy card. Shares of Citizens Community Bancorp, Inc. common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder's instructions. Where properly executed proxies are returned to Citizens Community Bancorp, Inc. with no specific instruction as to how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees and "FOR" ratification of the appointment of Wipfli LLP as our independent auditors for the fiscal year ending September 30, 2009. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. No other matters are currently expected by the Board of Directors to be properly presented at the annual meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children--in which case you will receive three separate proxy cards to vote.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•	notifying the Corporate Secretary of Citizens Community Bancorp, Inc. in writing before the annual meeting that you have revoked your proxy; or

•	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

Proxy Solicitation Costs.

We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

STOCK OWNERSHIP OF CITIZENS COMMUNITY BANCORP, INC. COMMON STOCK

Stock Ownership of Directors and Executive Officers and Five-Percent Owners.

The following table sets forth, as of the January 9, 2009 voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated persons or entities) known by management to beneficially own more than five percent of Citizens Community Bancorp, Inc. common stock other than directors and executive officers;

•	each director and director nominee of Citizens Community Bancorp, Inc.;

•	each current executive officer of Citizens Community Bancorp, Inc. named in the Summary Compensation Table appearing under "Executive Compensation" below; and

•	all current directors and executive officers of Citizens Community Bancorp, Inc. as a group.

The address of each of the beneficial owners, except where otherwise indicated, is the same address as Citizens Community Bancorp, Inc. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Citizens Community Bancorp, Inc.

Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission (the "SEC"). As of the record date, there were 5,894,804 shares of Citizens Community Bancorp, Inc. common stock outstanding. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after January 9, 2009, are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial Owners	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding

Beneficial Owners of More Than Five Percent Other than Directors and Named Executive Officers

Horowitz and Associates, Inc. 2610 Lake Cook Road, Suite 190 Riverwoods, Illinois 60015(2)	357,650	6.07%

Citizens Community Bancorp, Inc. Employee Stock Ownership Plan Trust(3) 2174 EastRidge Center, Eau Claire, Wisconsin 54701	568,942	9.65%

Directors and Named Executive Officers

Directors:
Richard McHugh(4)	205,491	3.49%
Thomas C. Kempen(5)	29,587	*
Brian R. Schilling(5)	12,303	*
David B. Westrate(5)	125,696	2.13%
James G. Cooley(6)	176,388	2.99%

Named Executive Officers:
John D. Zettler(7)	26,582	*
Timothy J. Cruciani(8)	53,223	*
Rebecca M. Johnson(9)	27,494	*
Directors and executive officers of Citizens Community Bancorp, Inc. as a group (8 persons)	656,764	11.14%
_________________
1.
Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power. Included in the shares beneficially owned by the directors and named executive officers are currently exercisable options to purchase shares of Citizens Community Bancorp, Inc. common stock as follows:

2.
As reported by Horowitz and Associates, Inc. in a statement dated July 27, 2007 on Schedule 13G under the Securities and Exchange Act of 1934, as amended.  Horowitz and Associates reported sole voting and sole dispositive power over 0 shares, shared voting power over 0 shares, and shared dispositive power over 357,650 shares.

3.
Represents shares held by the ESOP. Of these shares, 124,896 have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of Citizens Community Bancorp, Inc. common stock allocated to his or her account.

4.
Includes 34,048 shares held by Mr. McHugh's spouse. Amount also includes 5,696 shares of restricted stock granted pursuant to Citizens Community Bancorp's 2004 Restricted Stock Plan and 11,392 shares subject to options which are exercisable within 60 days of January 9, 2009, granted pursuant to Citizens Community Bancorp's 2004 Stock Option and Incentive Plan.

5.
Amount includes 2,277 shares (5,696 shares with respect to Director Westrate, 911 shares with respect to Director Schilling) of restricted stock granted pursuant to Citizens Community Bancorp's 2004 Restricted Stock Plan and 11,392 shares subject to options which are exercisable within 60 days of January 9, 2009, granted pursuant to Citizens Community Bancorp's 2004 Stock Option and Incentive Plan.

6.
Amount includes 19,106 shares held by Mr. Cooley's spouse. Amount also includes 22,785 shares of restricted stock granted pursuant to Citizens Community Bancorp's 2004 Restricted Stock Plan and 56,956 shares subject to options which are exercisable within 60 days of January 9, 2009, granted pursuant to Citizens Community Bancorp's 2004 Stock Option and Incentive Plan.

7.
Amount includes 3,645 shares of restricted stock granted pursuant to Citizens Community Bancorp's 2004 Restricted Stock Plan and 9,112 shares subject to options which are exercisable within 60 days of January 9, 2009, granted pursuant to Citizens Community Bancorp's 2004 Stock Option and Incentive Plan.

8.
Amount includes 10,252 shares of restricted stock granted pursuant to Citizens Community Bancorp's 2004 Restricted Stock Plan and 20,503 shares subject to options which are exercisable within 60 days of January 9, 2009, granted pursuant to Citizens Community Bancorp's 2004 Stock Option and Incentive Plan.

9.
Amount includes 4,556 shares of restricted stock granted pursuant to Citizens Community Bancorp's 2004 Restricted Stock Plan and 9,112 shares subject to options which are exercisable within 60 days of January 9, 2009, granted pursuant to Citizens Community Bancorp's 2004 Stock Option and Incentive Plan.

*      Less than one percent ownership.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934 requires Citizens Community Bancorp, Inc.'s directors and executive officers, and persons who own more than ten percent of Citizens Community Bancorp, Inc.'s common stock to report their initial ownership of Citizens Community Bancorp, Inc.'s common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and Citizens Community Bancorp, Inc. is required to disclose in this proxy statement any late filings or failures to file.

Citizens Community Bancorp, Inc. believes, based solely on a review of the copies of reports furnished to us and written representations relative to the filing of certain forms, that no late reports occurred during the fiscal year ended September 30, 2008. All Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners were complied with.

PROPOSAL I -- ELECTION OF DIRECTORS

Our Board of Directors consists of five members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. The table below sets forth information regarding each director of Citizens Community Bancorp, Inc. and each nominee for director, including his or her age, position on the board and term of office. The nominating committee of the Board of Directors selects nominees for election as directors. All of our nominees currently serve as Citizens Community Bancorp, Inc. directors or have been appointed by the Board to serve in such capacity. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

Name	Age(1)	Position(s) Held with Citizens Community Bancorp, Inc. and Citizens Community Federal	Director Since(2)	Term to Expire

Director Nominees
Brian R. Schilling	54	Director	1987	2012
David B. Westrate	64	Director	1991	2012

Directors Continuing in Office
James G. Cooley	61	President and Chief Executive Officer	1993	2010
Richard McHugh	65	Chairman	1985	2011
Thomas C. Kempen	65	Vice-Chairman	1982	2011
___________________
(1)   At September 30, 2008.
(2)   Includes service as a director of Citizens Community Federal and its predecessors.

Set forth below is the principal occupation of each director of Citizens Community Bancorp, Inc. and of each of the nominees for director. All directors and nominees have held their present positions for at least five years unless otherwise indicated.

Brian R. Schilling. Mr. Schilling is the Managing Partner of Bauman Associates, LTD, a certified public accounting firm.

David B. Westrate. Mr. Westrate currently serves as planning supervisor for Sterling Education Services, Co., a position he has held for four years. Prior to that time, he was retired.

James G. Cooley. Mr. Cooley is President and Chief Executive Officer of Citizens Community Federal, a position he has held since 1987.

Richard McHugh. Mr. McHugh is the Owner/President of Choice Products, USA.

Thomas C. Kempen. Mr. Kempen was the previous owner of T. C. Kempen Landscaping Supplies & Consulting.  Mr. Kempen is now retired.

BOARD OF DIRECTORS MEETINGS, BOARD COMMITTEES
AND CORPORATE GOVERNANCE MATTERS

Meetings

The Board of Directors of Citizens Community Bancorp, Inc. generally meets on a monthly basis, holding additional special meetings as needed. During fiscal 2008, the Board of Directors of Citizens Community Bancorp, Inc. held twelve regular meetings and two special meetings. Meetings of the Board of Directors of Citizens Community Federal are also generally held on a monthly basis. In 2008, the Board of Directors of Citizens Community Federal held 12 regular meetings and no special meetings. No director of Citizens Community Bancorp, Inc. or of the Bank attended fewer than 75% of the Board meetings and meetings of the committees on which they served during the period they were directors.

Committees and Charters

The Board of Directors of Citizens Community Bancorp, Inc. has standing Compensation, Audit and Nominating Committees.

The Compensation Committee is currently comprised of Directors McHugh, Westrate, Kempen and Schilling. The Compensation Committee is responsible for reviewing and recommending to the board issues pertaining to executive compensation, changes in employee benefit plans and director compensation. This committee met eight times in fiscal 2008.

The Board of Directors has adopted written charters for its Audit and Nominating Committees, as well as a written Code of Business Conduct and Ethics that applies to all our directors, officers, and employees. You may obtain a copy of these documents free of charge by writing to: John D. Zettler, Chief Financial Officer, Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701, or by calling (715) 836-9994. Our Audit Committee and Nominating Committee charters were attached to the proxy statement filed for the Annual Meeting held on February 22, 2007 as Appendices A and B, respectively. In addition, our Code of Business Conduct and Ethics was filed with the SEC as Exhibit 14 to Citizens Community Bancorp, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

The Audit Committee of Citizens Community Bancorp, Inc. operates under a written charter adopted by the full Board of Directors. The Audit Committee currently has three members, including directors McHugh, Schilling and Westrate, each of whom is an "independent director" under the standards established by the SEC for members of audit committees as required by the Nasdaq Rules. Mr. Schilling is an "audit committee financial expert" as defined in the rules of the SEC.

This committee is responsible for the review of the company's annual audit report prepared by our independent auditors. The functions of the Audit Committee include:

•
reviewing significant financial information including all quarterly reports and press releases containing financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

•	ascertaining the existence of effective accounting and internal control systems; and

•	overseeing the entire audit function including reviewing all reports received from the independent auditor.

In fiscal 2008, this committee met nine times.

During fiscal 2008, all independent Directors acted as a nominating committee for the selection of nominees for election as directors and met one time for this purpose. The Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee.  Mr. Cooley abstained from voting to approve the nominating committee's director nominees. The nominees for election at the Meeting identified in this Proxy Statement were recommended to the Board by the newly appointed Nominating Committee.

The Nominating Committee operates under a formal written charter adopted by the Board, under which the Nominating Committee has the following responsibilities:

•	recommend to the Board the appropriate size of the Board, and assist in identifying, interviewing and recruiting candidates for the Board;

•
recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in Citizens Community Bancorp, Inc.'s charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to Citizens Community Bancorp, Inc.'s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

•
review nominations submitted by stockholders, which have been addressed to Citizens Community Bancorp, Inc.'s Secretary, and which comply with the requirements of Citizens Community Bancorp, Inc.'s charter and bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;

•	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

•	perform any other duties or responsibilities expressly delegated to the Committee by the Board. Board Member Attendance at Annual Stockholders Meetings.

Although Citizens Community Bancorp, Inc. does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. Every director of the company attended last year's annual meeting of stockholders.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Citizens Community Bancorp, Inc. specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of Citizens Community Bancorp, Inc. operates under a written charter adopted by the full Board of Directors. In fulfilling its oversight responsibility of reviewing the services performed by Citizens Community Bancorp, Inc.'s independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with Citizens Community Bancorp, Inc.'s independent auditors the overall scope and plans for the audit. The Audit Committee met with the independent auditors to discuss the results of its audit, the evaluation of Citizens Community Bancorp, Inc.'s internal controls, and the overall quality of Citizens Community Bancorp, Inc.'s financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under the caption "Relationship with Independent Auditors " below.

Citizens Community Bancorp, Inc.'s Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

•	The Audit Committee has reviewed and discussed with Citizens Community Bancorp, Inc.'s management Citizens Community Bancorp, Inc.'s fiscal 2008 audited financial statements;

•
The Audit Committee has discussed with Citizens Community Bancorp, Inc.'s independent auditors (Wipfli LLP) the matters required to be discussed by Statement on Auditing Standards No. 114 and requirements of the SEC;

•
The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from Citizens Community Bancorp, Inc. and its related entities) and has discussed with the auditors their independence from Citizens Community Bancorp, Inc.; and

•
Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2008 audited financial statements be included in Citizens Community Bancorp, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2008.

David B. Westrate
Brian R. Schilling
Richard McHugh

RELATIONSHIP WITH INDEPENDENT AUDITORS

Audit Fees

For the fiscal year ended September 30, 2008, Wipfli LLP ("Wipfli") provided various audit and non-audit services to Citizens Community Bancorp, Inc. Set forth below are the aggregate fees billed for these services:

(a)
Audit Fees: Aggregate fees billed for professional services rendered for the audit of Citizens Community Bancorp, Inc.'s annual financial statements and review of financial statements included in Citizens Community Bancorp, Inc.'s Quarterly Reports on Form 10-Q: 2008 - $109,044; 2007 - $91,300; 2006 - $92,500.

(b)	Audit Related Fees: Aggregate fees billed for professional services rendered related to consultation on accounting matters: 2008 - $4,310; 2007 - $9,600; 2006 -$12,100.

(c)	Tax Fees: Aggregate fees billed for professional services rendered related to tax compliance, tax advice and tax consultations: 2008 - $25,249; 2007 - $25,000; 2006 -$12,900.

(d)
All other fees: Aggregate fees billed for retirement plan accounting and consulting services and compliance examinations: 2008 - $19,584; 2007 - $34,800; 2006 - $24,800. Second step conversion and reorganization: 2008 - $0; 2007 - $7,800; 2006 - $70,300.  Total of all other fees: 2008 - $7,998; 2007 - $42,600; 2006 - $95,100.

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditors and the estimated fees for these services. None of the services provided by Wipfli LLP described in items (b)-(d) above were approved by the Audit Committee pursuant to a waiver of the preapproval requirements of the SEC's rules and regulations.

Director Independence

Each of our directors other than Mr. Cooley, President and Chief Executive Officer of Citizens Community Bancorp, Inc., qualify as "independent" in accordance with the published listing requirements of the Nasdaq Global Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. As further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and Citizens Community Bancorp, Inc. with regard to each director's business and personal activities as they may relate to Citizens Community Bancorp, Inc. and its management.

Stockholder Communications with Directors

Stockholders may communicate directly with the Board of Directors by writing to: Richard McHugh, Independent Director, 2174 EastRidge Center, Eau Claire, Wisconsin 54701.

2008 Summary Compensation Table

The following table sets forth information concerning the compensation earned in 2008 by: (i) our principal executive officer and principal financial officer; and (ii) the four other most highly compensated executive officers whose salary and bonus during the fiscal year ended September 30, 2008, exceeded $100,000.  We will use the term "named executive officers" in this proxy statement to refer to the officers listed in the table.  There were no bonuses paid to the named executive officers during the fiscal year.

Name and Principal Position	Fiscal Year	Salary	Change in Pension Value and Nonqualified Deferred Compensation Earnings(1)	All Other Compen- sation(2)	Total

James G. Cooley (3) President and Chief Executive Officer	2008	$252,955	$43,496	$42,968	$339,419
	2007	241,725	97,545	32,217	371,487
John Zettler (4) Chief Financial Officer	2008	$115,009	$ 9,809	$24,217	$149,035
	2007	115,009	8,120	15,010	141,584
Timothy Cruciani (5) Executive Vice President	2008	$121,834	$ 7,240	$27,056	$156,130
	2007	116,417	9,704	15,881	142,002
Rebecca Johnson (6) Senior Vice President MIC and Accounting	2008	$ 99,679	$ 5,388	$20,886	$125,953
	2007	98,132	6,060	12,942	117,134
______________

1.
Amount reported reflects the aggregate change from fiscal 2007 to fiscal 2008 and from 2006 to fiscal 2007, respectively, in the actuarial present value of the named executive officer’s accumulated benefit under the Bank’s supplemental executive retirement plan.

2.
The Bank's contributions under its 401(k) plan, term life insurance premiums paid by the Bank on behalf of the officers, ESOP allocations and dividends on unvested restricted stock.  This amount does not include personal benefits or perquisites, because none of the named executive officers received more than $10,000 worth of such benefits in the aggregate.

3.
The amount includes $6,558 in contributions by the Bank under its 401(k) plan, $849 in term life insurance premiums paid by the Bank on behalf of Mr. Cooley, $32,713 in ESOP allocations and $2,848 in dividends on unvested restricted stock.

4.
The amount includes $3,450 in contributions by the Bank under its 401(k) plan, $345 in term life insurance premiums paid by the Bank on behalf of Mr. Zettler, $19,967 in ESOP allocations and $455 in dividends on unvested restricted stock.

5.
The amount includes $3,655 contributions by the Bank under its 401(k) plan, $364 in term life insurance premiums paid by the Bank on behalf of Mr. Cruciani, $22,012 in ESOP allocations and $1,025 in dividends on unvested restricted stock.

6.
The amount includes $2,990 in contributions by the Bank under its 401(k) plan, $284 in term life insurance premiums paid by the Bank on behalf of Ms. Johnson, $17,137 in ESOP allocations and $455 in dividends on unvested restricted stock.

Outstanding Equity Awards at September 30, 2008

The following table sets forth for each named executive officer information concerning stock options, restricted stock and other equity incentive plan awards that have not vested or been earned at September 30, 2008.

	Options Awards				Stock Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Name	Exercisable	Unexercisable

James G. Cooley	42,717	28,478	$7.04	2/4/2015	11,391	$82,584
John Zettler	6,833	4,558	$7.04	2/4/2015	1,822	13,209
Timothy Cruciani	15,377	10,252	$7.04	2/4/2015	4,101	29,732
Rebecca Johnson	6,833	4,558	$7.04	2/4/2015	1,822	13,209
___________________
1.	Value is based on the $7.25 closing price of a share of the Company’s stock on September 30, 2008.

Option Exercises and Stock Vested in 2008

The following table sets forth certain information with respect to the exercise of stock options and vesting of restricted stock for each named executive officer during the year ended September 30, 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)

James G. Cooley	---	$ ---	5,096	$45,252
John Zettler	---	---	912	8,098
Timothy Cruciani	---	---	2,051	18,212
Rebecca Johnson	---	---	912	8,098
_____________
1.	Value realized on exercise represents the excess of the fair market value of the shares acquired at exercise over the exercise price of the option.
2.	Value realized on vesting represents the fair market value of the shares on vesting date.

Non-qualified Deferred Compensation

Deferred Compensation Plan.  As a result of the Bank's acquisition of Community Plus Savings Bank, the Bank maintains a deferred compensation plan that allows selected management and highly compensated employees to defer a portion of their current base salary into the plan until his or her termination of service, disability or a change in control.  There is no limit regarding how much of a participants’ compensation may be deferred.  The plan earns money by adding 2% to cost of funds at the end of the calendar year.  Currently, Mr. Ashley, a former employee, is the only participant in the plan.

Name	Name of Plan	Executive Contributions in 2008	Company Contributions in 2008	Aggregate Earnings in 2008	Aggregate Balance at 9/30/2008

James G. Cooley	Deferred Compensation	$ ---	$ ---	$ ---	$ ---
John Zettler	Deferred Compensation	---	---	---	---
Timothy Cruciani	Deferred Compensation	---	---	---	---
Rebecca Johnson	Deferred Compensation	---	---	---	---

Potential Termination and Change in Control Payments

In addition to the payments and benefits provided to the named executive officers upon their regular retirement, disability or death or upon the termination of their employment by the Bank for cause or by the officer voluntarily, which are described in this proxy statement, the named executive officers are entitled to additional benefits or accelerated vesting under our compensation plans upon a termination by the Bank without cause, a constructive termination, or a termination in connection with a change in control by the Company or the Bank.

Employment Agreements with Named Executives.  Citizens Community Federal currently has rolling three-year employment agreements with Mr. Cooley, Mr. Zettler, Mr. Cruciani, and Ms. Johnson.   Under these employment agreements, the salary levels for fiscal 2008 were $252,955, $115,009, $121,834 and $99,679, respectively. The agreements also provide for equitable participation by officers in Citizens Community Federal's employee benefit plans.

The agreements may be terminated by Citizens Community Federal at any time or by the executive if he or she is assigned duties inconsistent with their title, duties, responsibilities and status.  In the event that the officer's employment is terminated without cause or constructively terminated, Citizen Community Federal would be required to honor the terms of the agreement through the expiration of the contract, including payment of the then-current cash compensation.

The employment agreements include an agreement not to compete with Citizens Community Federal with regard to the delivery of financial services for a period of 12 months following termination of employment. The value of compensation and benefits payable under the agreements is capped so as to prevent imposition of the golden parachute sanctions under Sections 280G and 4999 of the Internal Revenue Code.

Supplemental Executive Retirement Plan.  Our Supplemental Executive Retirement Plan ("SERP"), which provides benefits to our directors, also provides benefits to certain key employees selected by the Compensation Committee upon retirement.  This plan is an unfunded, non-contributory defined benefit under which we will pay supplemental pension benefits to certain key employees upon retirement.  Benefits are based on a formula that includes participants’ past and future earnings and years of service.  All executive officers in the Summary Compensation Table are participants in this plan.

401(k) Plan.  We offer our employees a 401(k) plan, which is a qualified, tax-exempt savings plan with a cash or deferred feature qualifying under Section 401(k) of the Internal Revenue Code.  All employees who have attained age 21 and completed twelve months of continuous employment, during which they worked at least 1,000 hours, are eligible to participate.

Participants are permitted to make salary reduction contributions to the 401(k) Plan of up to 100% of their salary, up to a maximum of $15,500 ($20,500 for employees over 50 years of age).  We match each contribution in an amount equal to 150% of the participant’s 401 (k) deferrals for the year up to 3% of their salary.  All contributions made by participants are before-tax contributions.  All participant contributions and earnings are fully and immediately vested.  All matching contributions are vested at a rate of 20% per year after a two year period over a five-year period commencing after one  year of employment with us.  However, in the event of retirement at age 65 or older, permanent disability or death, a participant will automatically become 100% vested in the value of all matching contributions and earnings thereon, regardless of the number of years of employment.

Participants may invest amounts contributed to their 401(k) plan accounts in one or more investment options available under the 401(k) plan.  Changes in investment directions among the funds are permitted on a periodic basis pursuant to procedures established by the plan administrator. Each participant receives a quarterly statement that provides information regarding, among other things, the market value of all investments and contributions made to the 401(k) plan on the participant’s behalf.  All named executive officers in the Summary Compensation Table received 3% contributions during our last fiscal year.

Employee Stock Ownership Plan.  Citizens Community Federal established an employee stock ownership plan in 2004 for employees of Citizens Community Federal.  The plan was continued during the second step conversion process in October of 2006 and now owns 9.65% of the shares of common stock of Citizens Community Bancorp, Inc.

The employee stock ownership plan borrowed funds from the Citizens Community Bancorp, Inc. to purchase shares of common stock of this entity.  The interest rate payable on these loans is fixed at the prime rate of interest at the time the loans were made, and that stock purchases with loan proceeds serves as collateral for this loan.  Shares purchased by the employee stock ownership plan with the proceeds of the loan are held in a suspense account.  As Citizens Community Federal repays those loans over a ten-year period, shares are released to participants' accounts.

In any plan year, we may make additional discretionary contributions for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by us or upon the sale of our treasury shares.  These purchases, if made, would be funded through additional borrowings by the employee stock ownership plan or additional contributions by Citizens Community Federal.  The timing, amount and manner of future contributions to the employee stock ownership plan will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

Shares released from the employee stock ownership plan are allocated to each eligible participant's employee stock ownership plan account based on the ratio of each such participant's compensation to the total compensation of all eligible employee stock ownership plan participants.  Forfeitures are reallocated among remaining participating employees and may reduce any amount we might otherwise have contributed to the employee stock ownership plan.   The account balances of participants within the employee stock ownership plan become 100% vested after five years of service.  Credit for eligibility and vesting is given for years of service prior to adoption of the employee stock ownership plan.  In the case of a "change in control," as defined in the employee stock ownership plan, which triggers a termination of the employee stock ownership plan, participants will become immediately fully vested in their account balances.  Benefits are payable upon retirement or other separation from service.  Our contributions to the employee stock ownership plan are not fixed, so benefits payable under the employee stock ownership plan cannot be estimated.

First Bankers Trust Company of Quincy, Illinois, serves as trustee of the employee stock ownership plan.  Under the employee stock ownership plan, the trustee must vote all allocated shares held in the employee stock ownership plan in accordance with the instructions of the participating employees, and unallocated shares are voted in the same ratio on any matter as those allocated shares for which instructions are given.

GAAP requires that any third party borrowing by the employee stock ownership plan be reflected as a liability on Citizens Community Bancorp, Inc.'s balance sheet.  Since the employee stock ownership plan borrows from Citizens Community Bancorp, Inc., such obligations are not treated as a liability, but are excluded from stockholders' equity until repaid.  If the employee stock ownership plan purchases newly issued shares, total stockholders' equity would neither increase nor decrease, but per share stockholders' equity and per share net earnings would decrease as the newly issued shares are allocated to the employee stock ownership plan participants.

The employee stock ownership plan is subject to the requirements of ERISA and the regulations of the IRS and the Department of Labor.  The IRS has provided a favorable determination that the employee stock ownership plan is a tax-qualified plan.

Other Stock Benefit Plans.  On February 4, 2005, our executive officers were awarded options to purchase shares of common stock of Citizens Community Bancorp under Citizens Community Bancorp's 2004 Stock Option and Incentive Plan, at an exercise price equal to the fair market value of the common stock on the date of grant.  These options are exercisable at a rate of 20% annually during continued service as an employee.  Upon disability, death, or a change in control, these awards become 100% exercisable.  On that same date, our executive officers were awarded restricted stock under the 2004 Recognition and Retention Plan.  The restricted stock vests at a rate of 20% annually during continued service as an employee.  Upon death, disability or a change in control, these awards become 100% exercisable.  At the fiscal 2007 annual meeting, shareholders approved an equity incentive plan for the benefit of selected directors, officers and employees.

The Incentive Plan allows Citizens Community Bancorp, Inc. to grant or award stock options, stock appreciation rights, restricted stock and restricted stock units to directors, advisory directors, officers and other employees of Citizens Community Bancorp, Inc. or Citizens Community Federal.

Under the Incentive Plan, the Incentive Plan Committee may grant stock options and stock appreciation rights that, upon exercise, result in the issuance of 426,860 shares of Citizens Community Bancorp, Inc. common stock.  This amount represents 7.24% of the amount of Citizens Community Bancorp, Inc. common stock currently outstanding.  The Incentive Plan also provides that no person may be granted stock options and stock appreciation rights with respect to more than 106,715 shares of Citizens Community Bancorp, Inc. common stock.  Under the Incentive Plan, the Incentive Plan Committee may grant restricted stock and restricted stock units for an aggregate of 170,745 shares of Citizens Community Bancorp, Inc. common stock.  This amount represents 2.90% of the amount of shares outstanding.  The Incentive Plan also provides that no person may be granted restricted stock or restricted stock units for more than 42,686 shares of Citizens Community Bancorp, Inc.

At September 30, 2008, no grants were made under the plan.

The following table summarizes the additional or accelerated payments, benefits or vesting for named executive officers in the event of that person’s termination by the Bank without cause, a constructive termination or a termination in connection with a change in control of the Company or the Bank, assuming it had occurred on September 30, 2008.

Name	Name of Compensation Component or Plan		Termination Without Cause or Constructive Termination(3)	Change in Control With No Termination	Termination in Connection With or Following a Change in Control
James G. Cooley	Employment Agreement	(1)	$252,954	---	$ 252,954
	SERP		165,000	---	1,202,998
	Restricted stock plan	(2)	82,585	---	82,585

John Zettler	Employment Agreement	(1)	$115,069	---	115,009
	SERP		27,679	---	92,639
	Restricted stock plan	(2)	13,210	---	13,210

Timothy Cruciani	Employment Agreement	(1)	$121,834	---	121,834
	SERP		26,208	---	60,126
	Restricted stock plan	(2)	29,732	---	29,732

Rebecca Johnson	Employment Agreement	(1)	$ 99,679	---	69,967
	SERP		21,615	---	48,478
	Restricted stock plan	(2)	13,210	---	13,210
_____________________
1.
Presumes that the employment agreement has a full three-year term on September 30, 2008 termination date and that the payout is based on the 2008 compensation levels.  The executive will be entitled to receive the amount shown annually for the term of the agreement.

2.	Amount represents the value of the executive’s unvested shares of restricted stock based on the $7.25 closing price of a share of the Company’s stock on September 30, 2008.
3.	Amount under SERP represents annual payment for a period of 15 years for Mr. Cooley and 10 years for Messrs. Zettler and Cruciani and Ms. Johnson.

COMPENSATION OF DIRECTORS

Non-Employee Director Compensation

The following table provides compensation information for each member of our board of directors during the year ended September 30, 2008 (except for Mr. Cooley, whose compensation is reported as a named executive officer).  No stock options were awarded to directors during 2008.

Name	Fees Earned or Paid in Cash	Change in Pension Value and Non Qualified Deferred Compensation Earnings	All Other Compensation(1)	Total

Richard McHugh	$18,000	$ (38)	$---	$17,962
Thomas C. Kempen	8,000	(628)	---	7,372
Brian R. Schilling	6,667	704	---	7,371
Donna E. Talmage	5,333	(2,110)	---	3,223
David B. Westrate	8,000	4,862	---	12,862
_____________
1.
No director received personal benefits or perquisites exceeding $10,000 in the aggregate.  The earnings on each director’s deferred compensation account, excluding the above-market earnings reported in the preceding column, are reported in the footnotes below.

Each director, except the Chairman, receives a fee of $666.66 per month for services on the boards of Citizens Community Bancorp, Inc, and Citizens Community Federal.  The Chairman is paid $1,500 per month for board and board committee service.  Total fees paid to directors of CCBI and Citizens Community Federal during fiscal year ended September 30, 2008 were $46,000.

Citizens Community Federal maintains a Supplemental Executive and Director's Retirement Plan, which is an unfunded, non-contributory defined benefit plan providing for supplemental pension benefits for certain key employees and directors.  Benefits are based on a formula that includes participants' past and future earnings and years of service with Citizens Community Federal.  This retirement plan is administered by the Compensation Committee, which selects participants in the plan.  Director McHugh is credited with one month of service under the plan for each month served since August 1, 2002.  The remaining directors are credited with one month of service under the plan for every two months of service since August 1, 2002.  The benefits under the plan are monthly payments for the lesser of 120 months or actual months of service under the plan, rounded up to the next full quarter end.  All of the non-employee directors are participants in the plan.  Director McHugh has quarterly benefits of $4,500 per quarter, and the remaining non-officer directors have quarterly benefits of $2,000 per quarter. Unless a vesting schedule is included in a participant's plan agreement, each participating director is fully vested in the benefits under the plan upon executing the plan agreement.  The benefits under the plan are unfunded and unsecured and are merely promised by Citizens Community Federal.  We are under no obligation to fund the plan in advance; however, if we chose to do so, such funded amounts would be automatically expensed at the time of funding.  We accrue for the new liability based on a present value calculation.  Benefits are expensed on a straight line basis over the remaining months until eligible retirement.

Business Relationships and Transactions with Executive Officers, Directors and Related Persons

The Company and the Bank may engage in a transaction or series of transactions with our directors, executive officers and certain persons related to them.  Except for loans by the Bank, which are governed by a separate policy, these transactions that qualify as “related party” transactions under applicable regulations of the Securities and Exchange Commission are subject to the review and approval of the Audit/Compliance Committee and ratification by the Board of Directors.  All other transactions with executive officers, directors and related persons are approved by the Board of Directors.  There were no transactions or series of transactions of this nature during 2008, the amount of which exceeded $120,000.

The Bank has a written policy of granting loans to officers and directors, which fully complies with all applicable federal regulations.  Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those of comparable transactions with non-insiders prevailing at the time, in accordance with the Bank’s underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.  These loans to directors and executive officers are not made at preferential rates.  No director, executive officer or any of their affiliates had aggregate indebtedness to the Bank at below market interest rate loans exceeding $120,000 in the aggregate at September 30, 2008.   Loans to all directors and executive officers and their associates totaled approximately $36,269 at September 30, 2008, which was approximately 0.05% of the Company’s consolidated stockholders’ equity at that date.  All loans to directors and executive officers were performing in accordance with their terms at September 30, 2008.

PROPOSAL II

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT AUDITORS

The Audit Committee has appointed Wipfli LLP as the independent public accounting firm to audit Citizens Community Bancorp, Inc.'s financial statements for the fiscal year ending September 30, 2009. In making its determination to appoint Wipfli LLP as Citizens Community Bancorp, Inc.'s independent auditors for the 2009 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by Wipfli LLP, other than audit services, is compatible with maintaining the independence of the outside accountants. Our shareholders are asked to ratify this appointment at the annual meeting. If the appointment of Wipfli LLP is not ratified by the shareholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of Wipfli LLP.

A representative of Wipfli LLP is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

The Board of Directors of Citizens Community Bancorp, Inc. unanimously recommends that you vote "FOR" the ratification of the appointment of Wipfli LLP as independent auditors for Citizens Community Bancorp, Inc. for the fiscal year ending September 30, 2009.

FINANCIAL STATEMENTS

Citizens Community Bancorp, Inc.'s annual report to shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the record date. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of Citizens Community Bancorp, Inc. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

In addition, a copy of Citizens Community Bancorp, Inc.'s annual report on Form 10-K for the fiscal year ended September 30, 2008, is available to each record and beneficial owner of Citizens Community Bancorp, Inc.'s common stock without charge upon written request to the Corporate Secretary, Citizens Community Bancorp, Inc. 2174 EastRidge Center, Eau Claire, Wisconsin, 54701.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in Citizens Community Bancorp, Inc.'s proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at Citizens Community Bancorp, Inc.'s main office at 2174 EastRidge Center, Eau Claire, Wisconsin, no later than September 22, 2009. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended, and as with any shareholder proposal (regardless of whether included in Citizen Community Bancorp's proxy materials), Citizen Community Bancorp's Charter and Bylaws.

To be considered for presentation at next year's annual meeting, although not included in the proxy materials for that meeting, any shareholder proposal must be received at Citizens Community Bancorp, Inc.'s executive office at least five days prior to next year's annual meeting.

ANNUAL REPORTS

A copy of the Form 10-K as filed with the SEC will be furnished without charge upon written request to John D. Zettler, Chief Financial Officer, Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701.

OTHER MATTERS

We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

REVOCABLE PROXY

CITIZENS COMMUNITY BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS

February 26, 2009

The undersigned hereby appoints James G. Cooley and Richard McHugh as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Citizens Community Bancorp, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders ("Meeting"), to be held at the Chippewa Falls branch office of Citizens Community Federal located at 427 West Prairie View Road, Chippewa Falls, Wisconsin, on Thursday, February 26, 2009, at 4:00 p.m., local time, and at any and all adjournments thereof.  The Board of Directors recommends a vote "FOR" the listed proposals.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

Should a director nominee be unable to serve as a director, an event that Citizens Community Bancorp, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

			VOTE FOR	VOTE WITTHELD
1.	The election as directors of all nominees listed below (except as marked to the contrary below).		☐	☐

Brian R. Schilling David B. Westrate

Instructions: To vote for all nominees, mark the box "FOR" with an "X". To withhold your vote for an individual nominee, mark the box "FOR" with an "X" and write the name of the nominee on the line provided below for whom you wish your vote withheld. To withhold your vote as to all nominees, mark the box "VOTE WITHHELD" with an "X".

		VOTE FOR	VOTE AGAINST	ABSTAIN
2.	The ratification of the appointment of Wipfli, LLP as auditors of the Corporation for the fiscal year ending September 30, 2009.	☐	☐	☐

3.	Such other matters that may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS
STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS
PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST
JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS
OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

(Back of Card)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

This proxy may be revoked at any time before it is voted by delivering to the Secretary of Citizens Community Bancorp, Inc., on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Citizens Community Bancorp, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Citizens Community Bancorp, Inc., prior to the execution of this proxy, the Notice of Annual Meeting, a Proxy Statement and Citizens Community Bancorp, Inc.'s 2008 Annual Report to Shareholders.

Dated: _____________________, 2009

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE -PREPAID ENVELOPE.